UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 4, 2023
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GITLAB INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40895	47-1861035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Address Not Applicable[1]		Zip Code Not Applicable[1]
(Address of Principal Executive Offices)		(Zip Code)
 Registrant’s Telephone Number, Including Area Code: Not Applicable
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0000025 per share	GTLB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐
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1 We are a remote-only company. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act and Securities Exchange Act of 1934, as amended, any stockholder communication required to be sent to our principal executive offices may be directed to the agent for service of process at Corporation Service Company, 251 Little Falls Drive, Wilmington, Delaware 19808, or to the email address: reach.gitlab@gitlab.com.

Item 2.02 Results of Operations and Financial Condition.
On December 4, 2023, GitLab Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended October 31, 2023. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is furnished herewith as Exhibit 99.1. The Company also announced that it would hold a webcast to discuss its financial results for the fiscal third quarter ended October 31, 2023.
The Company makes reference to non-GAAP financial information in the Company’s press release and the webcast call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.
The information contained herein, including the accompanying Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.
Item 7.01 Regulation FD Disclosure.
On December 4, 2023, the Company posted supplemental investor materials on the Investors Relations section of its website, available at gitlab.gcs-web.com. The Company announces material information to the public through filings with the Securities and Exchange Commission, the investor relations page on the Company’s website, press releases, public conference calls, webcasts, the Company’s Twitter account (@gitlab), the Company’s Facebook page, the Company’s LinkedIn page, the Company’s news site, available at https://about.gitlab.com/press/ and blog posts on the Company’s corporate blog at https://about.gitlab.com/blog/ in order to achieve broad, non-exclusionary distribution of information to the public and for complying with its disclosure obligations under Regulation FD.
The information disclosed by the foregoing channels could be deemed to be material information. As such, the Company encourages investors, the media and others to follow the channels listed above and to review the information disclosed through such channels.
Any updates to the list of disclosure channels through which the Company announces information will be posted on the investor relations page on the Company’s website.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated December 4, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GitLab Inc.

Dated: December 4, 2023	By:	/s/ Brian Robins
Brian Robins
Chief Financial Officer